Exhibit 99.1

VirTra Appoints Director and Military Simulation Training Expert John Givens as Co-Chief Executive Officer

TEMPE, Ariz. — May 2, 2022 — VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of judgmental use of force training simulators, and firearms training simulators for the law enforcement and military markets, has appointed John Givens as co-chief executive officer (CEO), effective today. Givens has been a member of the board of directors for VirTra since November 2020.

In 2010, he founded the U.S. company of Bohemia Interactive Simulations (BISim), and during his tenure as president of the company, he led the business to becoming one of the most widely deployed simulation products throughout all branches of the U.S. and allied military forces, culminating in the 2022 purchase of BISim by BAE Systems plc for $200 million.

He has received numerous awards and honors throughout his career, including the simulation industry’s “Pioneer Award” for outstanding contributions and innovations to the training and effectiveness of U.S. and overseas soldiers, sailors, and airmen. He also serves as the Co-Chair on the National Center for Simulation (NCS) board of directors, an association of defense companies, government, academic, and modeling and simulations industry members. Givens graduated with a Bachelor of Science degree in Computer Science from Florida Institute of Technology and proudly served in the United States Army.

“John is that rare talent who can only be described as a force of nature and I’m honored to share the CEO duties with him,” said Co-CEO and Chairman Bob Ferris. “From operational excellence to record-setting business development successes, John has an unmatched and proven track record in the military simulation marketplace. His experience scaling successful business operations similar to VirTra in the U.S. and internationally should greatly help us capitalize on the significant opportunities for VirTra in the law enforcement and military markets.”

Givens added, “I am honored that VirTra has given me the opportunity to be a part of the next identified growth cycle. The team, products and services are world class industry leaders ready for scalability under our combined Co-CEO roles. I am proud to be part of a customer-focused and driven company whose expertise and systems are making a significant difference for those who protect us.”

With Givens’s appointment, VirTra’s independent board of director members will decrease to two and the Company plans to add an independent director in the near future.

About VirTra, Inc.

VirTra (NASDAQ: VTSI) is a global provider of judgmental use of force training simulators, firearms training simulators and driving simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship, and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

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Investor Relations Contact:

Matt Glover and Jeff Grampp, CFA

Gateway Group, Inc.

VTSI@gatewayir.com

949-574-3860